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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 8, 2003

                            Host Marriott Corporation
               (Exact Name of Registrant as Specified in Charter)

            Maryland                    001-14625                53-0085950
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


          6903 Rockledge Drive, Suite 1500
                 Bethesda, Maryland                                 20817
      (Address of Principal Executive Offices)                   (Zip Code)



       Registrant's telephone number, including area code: (240) 744-1000



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Item 5.  Other Events.

         Host Marriott Corporation is filing as an exhibit hereto (which is incorporated by reference herein) a description of the material U.S. federal income tax considerations relating to the taxation of Host Marriott as a real estate investment trust and the ownership and disposition of Host Marriott equity securities. This description replaces and supersedes prior descriptions of the federal income tax treatment of Host Marriott and its shareholders to the extent that they are inconsistent with the description contained in this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial statements of business acquired.

             Not applicable.

         (b) Pro forma financial information.

             Not applicable.

         (c) Exhibits.

Exhibit No.     Description

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99.1            Material Federal Income Tax Considerations

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HOST MARRIOTT CORPORATION


                                        By: /s/ Larry K. Harvey
                                            -----------------------------------
Date:  April 7, 2003                        Name:  Larry K. Harvey
                                            Title:  Senior Vice President and
                                            Corporate Controller

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EXHIBIT INDEX

Exhibit No.          Description
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99.1                 Material Federal Income Tax Considerations